UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2009

GULFSTREAM INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33884 (Commission File Number)	20-3973956 (IRS Employer Identification No.)

3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312
Telephone No.: (954) 985-1500
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The firm of McKean, Paul, Chrycy, Fletcher & Co. (“McKean”) served as the independent registered public accounting firm of Gulfstream International Group, Inc. (the “Company”) for the fiscal year ended December 31, 2008. In 2009, McKean entered into an agreement with Cherry, Bekaert & Holland, LLP (“Cherry Bekaert”) pursuant to which McKean combined its operations with Cherry Bekaert and certain of the professional staff and partners of McKean joined Cherry Bekaert either as employees or partners of Cherry Bekaert and continued to practice as members of Cherry Bekaert. As a result of this transaction, on April 14, 2009, McKean resigned as the Company’s independent registered public accounting firm.  Concurrently on that date, the Company, through and with the approval of its Audit Committee, engaged Cherry Bekaert as the Company’s independent public accounting firm.

The report of McKean on the Company's financial statements for the fiscal year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2008 and through April 14, 2009, there were no disagreements with McKean on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to McKean’s satisfaction, would have caused McKean to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year. In addition, during the year ended December 31, 2008 and through April 14, 2009, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended December 31, 2008 and through April 14, 2009, neither the Company nor anyone acting on behalf of the Company consulted with Cherry Bekaert regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.  In addition, no written or oral advice was provided by Cherry Bekaert that was a factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues.

The Company requested McKean to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter, dated October 12, 2010, is attached as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

 (c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from McKean, Paul, Chrycy, Fletcher & Co. dated October 12, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFSTREAM INTERNATIONAL GROUP, INC.

Date: October 12, 2010	By:	/s/ David F. Hackett
David F. Hackett
Chief Executive Officer

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